UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): April 18, 2018 (April 12, 2018)

LIBERTY TAX, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35588	27-3561876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1716 Corporate Landing Parkway, Virginia Beach, Virginia 23454
(Address of Principal Executive Offices) (Zip Code)

(757) 493-8855
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In a Form 8-K filed with the SEC on January 8, 2018, Liberty Tax, Inc. (the “Company”) previously reported that it had received a notice from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) stating that because of the resignations of Mr. John Garel and Mr. Steven Ibbotson as directors of the Company, both of whom served on the Audit Committee, the Company was no longer in compliance with Nasdaq Listing Rule 5605(c)(2)(A), which requires that the Audit Committee of the Board of Directors consist of at least three members, each of whom must satisfy the independence and other requirements of Nasdaq Listing Rule 5605(c)(2)(A).

In a Form 8-K filed with the SEC on March 16, 2018, the Company previously reported that it had received a notice from Nasdaq stating that Nasdaq had granted the Company an extension of time until May 31, 2018 to regain compliance with Nasdaq Listing Rule 5605(c)(2)(A).

On April 12, 2018, the Company received notification from Nasdaq that, due to the appointments of G. William Minner, Jr. and Thomas Herskovits to the Audit Committee of the Board of Directors, the Company had regained compliance with Nasdaq Listing Rule 5605(c)(2)(A).

Item 4.01. Changes in Registrants Certifying Accountant.

On April 18, 2018, the Audit Committee of the Board of Directors of the Company engaged Carr Riggs and Ingram LLC (“CRI”) as its independent registered public accounting firm for the fiscal year ending April 30, 2018, effective immediately.

During the Company’s two most recent fiscal years and through the date of its engagement of CRI, neither the Company nor anyone acting on its behalf consulted with CRI regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by CRI that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K, and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K) relating to the Company.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
99.1	Press Release, dated April 19, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY TAX, INC.

Date: April 19, 2018	By:	/s/ Nicholas Bates
Nicholas Bates
Chief Financial Officer